Commitments, contingencies and guarantees	12 Months Ended
Mar. 31, 2025
Commitments, Contingencies and Guarantees [Abstract]
Commitments, contingencies and guarantees
20. Commitments, contingencies and guarantees:
Commitments—
Credit and investment commitments
In connection with its banking and financing activities, Nomura provides commitments to extend credit which generally have fixed expiration dates. In connection with its investment banking activities, Nomura enters into agreements with clients under which Nomura commits to underwrite securities that may be issued by the clients. As a member of certain central clearing counterparties, Nomura is committed to provide liquidity facilities through entering into reverse repo transactions backed by government and government agency debt securities with those counterparties in a situation where a default of another clearing member occurs. The outstanding commitments under these agreements are included below as commitments to extend credit.
Nomura has commitments to invest in various partnerships and other entities and also has commitments to provide financing for investments related to these partnerships. The outstanding commitments under these agreements are included below as commitments to invest.
The following table presents a summary of the key types of outstanding commitments provided by Nomura as of March 31, 2024 and 2025.

	Millions of yen
	March 31, 2024	March 31, 2025
Commitments to extend credit
Liquidity facilities to central clearing counterparties	¥1,724,901	¥2,038,836
Other commitments to extend credit	1,380,710	1,199,287

Total	¥3,105,611	¥3,238,123

Commitments to invest	¥31,989	¥25,677
Maturity profile of these commitments as of March 31, 2025:

	Millions of yen
	Total contractual amount	Years to maturity
		Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Commitments to extend credit
Liquidity facilities to central clearing counterparties	¥2,038,836	¥2,038,836	¥—	¥—	¥—
Other commitments to extend credit	1,199,287	256,489	449,094	303,339	190,365

Total	¥3,238,123	¥2,295,325	¥449,094	¥303,339	¥190,365

Commitments to invest	¥25,677	¥4,563	¥3,813	¥580	¥16,721
The contractual amounts of these commitments to extend credit represent the maximum amounts at risk assuming the contracts are fully drawn upon, should all the counterparties default, and the value of all collateral or credit mitigations becomes worthless. The total contractual amount of these commitments may not represent actual future cash outflows since the commitments may expire without being drawn upon. The credit risk associated with these commitments varies depending on the clients’ creditworthiness and the value and quality of collateral held. Nomura evaluates each client’s creditworthiness on a case-by-case
basis. The amount of collateral obtained, if deemed necessary by Nomura upon extension of credit, is based on credit evaluation of the counterparty.
Other commitments
Purchase obligations for goods or services that include payments for construction-related, advertising, and computer and telecommunications maintenance agreements were ¥94,478 million as of March 31, 2024 and ¥91,877 million as of March 31, 2025.

As of March 31, 2025, these purchase obligations had the following maturities:

	Millions of yen
	Total	Years of payment
		Less than 1 year	1 to 2 years	2 to 3 years	3 to 4 years	4 to 5 years	More than 5 years
Purchase obligations	¥91,877	¥14,323	¥69,232	¥3,896	¥2,845	¥1,362	¥219
Above table includes the commitment to purchase parts of the redeveloped real estate in Tokyo Nihonbashi district from the redevelopment association.
Nomura has commitments under resale and repurchase agreements including amounts in connection with collateralized agreements and collateralized financing. These commitments amounted to ¥2,926 billion for resale agreements and ¥1,408 billion for repurchase agreements as of March 31, 2024 and ¥1,880 billion for resale agreements and ¥1,305 billion for repurchase agreements as of March 31, 2025.
Nomura has commitments to purchase notes held by our clients. These commitments amounted to ¥17 billion as of March 31, 2024 and ¥33 billion as of March 31, 2025.

As a member of various securities clearing houses and exchanges, Nomura may be required to assume a certain share of the financial obligations of another member who may default on its obligations to the clearing house or the exchange. These guarantees are generally required under the membership agreements. To mitigate these risks, exchanges and clearing houses often require members to post collateral. The potential for Nomura to make payments under such guarantees is deemed remote.
Contingencies—
Investigations, lawsuits and other legal proceedings
In the normal course of business as a global financial services entity, Nomura is involved in investigations, lawsuits and other legal proceedings and, as a result, may suffer loss from any fines, penalties or damages awarded against Nomura, any settlements Nomura chooses to make to resolve a matter, and legal and other advisory costs incurred to support and formulate a defense.
The ability to predict the outcome of these actions and proceedings is inherently difficult, particularly where claimants are seeking substantial or indeterminate damages, where investigations and legal proceedings are at an early stage, where the matters present novel legal theories or involve a large number of parties, or which take place in foreign jurisdictions with complex or unclear laws.
The Company regularly evaluates each legal proceeding and claim on a case-by-case
basis in consultation with external legal counsel to assess whether an estimate of possible loss or range of loss can be made, if recognition of a liability is not appropriate. In accordance with ASC 450 “
Contingencies
” (“ASC 450”), the Company recognizes a liability for this risk of loss arising on each individual matter when a loss is probable and the amount of such loss or range of loss can be reasonably estimated. The amount recognized as a liability is reviewed at least quarterly and is revised when further information becomes available. If these criteria are not met for an individual matter, such as if an estimated loss is only reasonably possible rather than probable, no liability is recognized. However, where a material loss is reasonably possible, the Company will disclose details of the legal proceeding or claim below. Under ASC 450 an event is defined as reasonably possible if the chance of the loss to the Company is more than remote but less than probable. As of March 31, 2024 and 2025, a total liability of ¥21,177 million and ¥14,240 million has been recognized, respectively, and reported within the

consolidated
balance sheets within
Other liabilities
in respect of outstanding and unsettled investigations, lawsuits and other legal proceedings where loss is considered probable and the amount of such loss can be reasonably estimated.
The most significant actions and proceedings against Nomura are summarized below. The Company believes that, based on current information available as of the date of these consolidated financial statements, the ultimate resolution of these actions and proceedings will not be material to the Company’s financial condition. However, an adverse outcome in certain of these matters could have a material adverse effect on the consolidated statements of income or cash flows in a particular quarter or annual period.
For certain of the significant actions and proceedings, the Company is currently able to estimate the amount of reasonably possible loss, or range of reasonably possible losses, in excess of amounts recognized as a liability (if any) against such cases. These estimates are based on current information available as of the date of these consolidated financial statements and include, but are not limited to, the specific amount of damages or claims against Nomura in each case. As of June 23, 2025, for those cases where an estimate of the range of reasonably possible losses can be made, the Company estimates that the total aggregate reasonably possible maximum loss in excess of amounts recognized as a liability (if any) against these cases is approximately
¥52
billion.
For certain other significant actions and proceedings, the Company is unable to provide an estimate of the reasonably possible loss or range of reasonably possible losses because, among other reasons, (i) the proceedings are at such an early stage there is not enough information available to assess whether the stated grounds for the claim are viable; (ii) damages have not been identified by the claimant; (iii) damages are unsupported and/or exaggerated; (iv) there is uncertainty as to the outcome of pending appeals or motions; (v) there are significant legal issues to be resolved that may be dispositive, such as the applicability of statutes of limitations; (vi) there are novel or unsettled legal theories underlying the claims and/or (vii) a judgment has been made against Nomura but detailed reasons for the basis for the judgment and how the amount of the judgment has been determined have not yet been received.
Nomura will continue to cooperate with regulatory investigations and to vigorously defend its position in the ongoing actions and proceedings set out below, as appropriate.
In October 2010 and June 2012, two actions were brought against Nomura International plc (“NIP”), seeking recovery of payments allegedly made to NIP by Fairfield Sentry Ltd. and Fairfield Sigma Ltd. (collectively, “Fairfield Funds”), which are now in liquidation and were feeder funds to Bernard L. Madoff Investment Securities LLC (in liquidation pursuant to the Securities Investor Protection Act in the U.S. since December 2008) (“BLMIS”). The first suit was brought by the liquidators of the Fairfield Funds. It was filed on October 5, 2010 in the Supreme Court of the State of New York, but was subsequently removed to the United States Bankruptcy Court for the Southern District of New York. The second suit was brought by the trustee for the liquidation of BLMIS (“Madoff Trustee”). NIP was added as a defendant in June 2012 when the Madoff Trustee filed an amended complaint in the United States Bankruptcy Court for the Southern District of New York. Both actions seek to recover approximately $34 million plus interest.
In November 2011, NIP was served with a claim filed by the Madoff Trustee in the United States Bankruptcy Court for the Southern District of New York. This is a clawback action similar to claims filed by the Madoff Trustee against numerous other institutions. The Madoff Trustee alleges that NIP received redemptions from the BLMIS feeder fund, Harley International (Cayman) Limited in the six years prior to December 11, 2008 (the date proceedings were commenced against BLMIS) and that these are avoidable and recoverable under the U.S. Bankruptcy Code and New York law. The amount that the Madoff Trustee is currently seeking to recover from NIP is approximately $24.4 million plus interest.

Certain
of the Company’s subsidiaries in the U.S. securitized residential mortgage loans as residential mortgage-backed securities (“RMBS”) by purchasing loans from third-party originators rather than originating them. These subsidiaries received and provided loan level representations and warranties that detailed borrower characteristics and property conditions, including credit status and compliance with guidelines and laws. From RMBS issued between 2005 and 2007, the subsidiaries received repurchase claims totaling $3,203 million, rejecting demands made after the statute of limitations applicable to breach of representation claims expired. Investors initiated breach of contract actions through the trustee from 2011 to 2014. Claims filed within the six-year
statute of limitations survived dismissal motions, leading to completed discovery. The Company has been engaged in efforts to resolve the actions outside of Court, and has finalized five settlement agreements with Trustees, dismissing those actions with prejudice, while two remaining Trusts await court proceedings for settlement agreements approved by Certificateholders.
NIP is involved in two Italian civil claims and has been involved in an Italian administrative matter, each described further below relating to certain structured financial transactions that Banca Monte dei Paschi di Siena SpA (“MPS”) entered into with NIP in 2009 (“Transactions”). The Transactions have also been subject to criminal proceedings, in relation to which NIP and two former employees of NIP were acquitted on appeal as well as other civil litigation which has been resolved.
In January 2018, a claim before the Italian Courts brought by two claimants, Alken Fund Sicav (on behalf of two Luxembourg investment funds Alken Fund European Opportunities and Alken Fund Absolute Return Europe) and Virmont S.A. (formerly, Alken Luxembourg S.A, the funds’ management company) (collectively referred to as “Alken”) was served on NIP. The claim was made against NIP, MPS, four MPS former directors and a member of MPS’s internal audit board, and sought monetary damages of approximately EUR 434 million plus interest, as well as non-monetary
damages in an amount left to be quantified by the Judge. In July 2021, the court rejected all of Alken’s claims. In February 2022, Alken appealed the decision to the Milan Court of Appeal and, in November 2023, the court dismissed Alken’s appeal. In January 2024, Alken appealed the Court of Appeal’s decision to the Italian Supreme Court.
In May 2019, a claim before the Italian Courts brought by York Global Finance Offshore BDH (Luxembourg) Sàrl and a number of seemingly related funds was served on NIP. The claim is made against NIP, MPS, two MPS former directors and a member of MPS’s internal audit board, and seeks monetary damages of approximately EUR 186.7 million plus interest, as well as non-monetary
damages in an amount left to be quantified by the Judge. In May 2024, the court rejected all of York’s claims. In June 2024, York appealed the decision to the Milan Court of Appeal.
Additionally, NIP was served by the Commissione Nazionale per le Società e la Borsa (“CONSOB”, the Italian financial regulatory authority) with a notice commencing administrative sanction proceedings for market manipulation in connection with the Transactions. In relation to the Transactions, the notice named MPS, three individuals from MPS’s former management and two former NIP employees as defendants, whereas NIP was named only in its capacity as vicariously liable to pay any fines imposed on the former NIP employees. On May 22, 2018
,
CONSOB issued its decision in which it levied EUR 100,000 fines in relation to each of the two former NIP employees. In addition, CONSOB decided that the two employees did not meet the necessary Italian law integrity requirements to perform certain senior corporate functions, for a period of three months and six months respectively. NIP was vicariously liable to pay the fines imposed on its former employees. NIP paid the fines and appealed the decision to the Milan Court of Appeal. In December 2020, the Court of Appeal annulled the CONSOB decision against NIP. CONSOB appealed the Court of Appeal’s decision to the Italian Supreme Court but has now withdrawn its appeal and the proceedings have been discontinued.

On May 20, 2021, NIP and the Company were named as addressees in a decision issued by the European Commission in which NIP, the Company and various other third party banks were found to have infringed EU competition law in connection with their activity in the primary and secondary markets for European Government Bonds (“EGB”). The European Commission found that the infringement consisted of anticompetitive agreements and/or concerted practices in the EGB sector in breach of EU competition law and fined NIP and the Company approximately EUR 129.6 million. The fine was provisionally paid as required. In August 2021, NIP and the Company appealed the decision to the European Union’s General Court. In March 2025 the General Court upheld the European Commission’s decision but reduced the amount of
NIP’s

and the Company’s fine to approximately EUR 125.6 million.
 In June 2025, NIP and the Company appealed the decision to the Court of Justice of the European Union.
NIP was named as a defendant in a class action filed in the United States District Court for the Southern District of New York alleging violations of U.S. antitrust law in relation to the alleged manipulation of the primary and secondary markets for EGB. NIP and the remaining defendants have agreed to a settlement with plaintiffs without admitting any wrongdoing. The settlement has received final Court approval.
Nomura has responded to requests for information from the U.S. Commodity Futures Trading Commission (“CFTC”) in relation to swap trading related to bond issuances. On February 1, 2021, the CFTC filed a civil enforcement action against a Nomura employee and charged him with violating the anti-fraud, price manipulation and false statements provisions of the Commodity Exchange Act in relation to a 2015 interest rate swap transaction.
In September 2017 and November 2017, Nomura International (Hong Kong) Limited (“NIHK”) and Nomura Special Investments Singapore Pte Limited (“NSIS”) were respectively served with a complaint filed in the Taipei District Court against NIHK, NSIS, China Firstextile (Holdings) Limited (“FT”) and certain individuals by First Commercial Bank, Ltd., Land Bank of Taiwan Co., Ltd., Chang Hwa Commercial Bank Ltd., Taishin International Bank, E.Sun Commercial Bank, Ltd., CTBC Bank Co., Ltd., Hwatai Bank, Ltd. and Bank of Taiwan (collectively, “FT Syndicate Banks”). The FT Syndicate Banks’ complaint relates to a $100 million syndicated term loan facility to borrower FT that was arranged by NIHK, and made by the FT Syndicate Banks together with NSIS. The FT Syndicate Banks’ allegations in the complaint include tort claims under Taiwan law against the defendants. The FT Syndicate Banks sought to recover approximately $68 million in damages, plus interest. By judgment dated October 13, 2023, the Taipei District Court dismissed the FT Syndicate
Banks’
claims in entirety. In November 2023, Statements of Appeal were filed by 7 of the 8 FT Syndicate Banks (First Commercial Bank, Ltd., Land Bank of Taiwan Co., Ltd., Chang Hwa Commercial Bank Ltd., Taishin International Bank, E.Sun Commercial Bank, Ltd., CTBC Bank Co., Ltd. and Bank of Taiwan, together the “Appellants”), indicating the Appellants’ intention to appeal the Taipei District Court decision to the Taiwan High Court. The case is transferred to the Taiwan High Court in February 2024 for appeal. The claim amount for the appeal is approximately $63 million in damages, plus interest.
In August 2017, the Cologne public prosecutor in Germany notified NIP that it is investigating possible tax fraud by individuals who worked for the Nomura Group in relation to the historic planning and execution of trading strategies around dividend record dates in certain German equities (known as “cum/ex” trading) and in relation to filings of tax reclaims in 2007 to 2013. During the year ended March 31, 2020, Nomura Group became aware that certain of those individuals would be the subject of investigative proceedings in Germany. NIP and another entity in the Nomura Group are cooperating with the investigation, including by disclosing to the public prosecutor certain documents and trading data, and Nomura Group premises in Frankfurt were raided by the public prosecutor in April 2023 for the purpose of obtaining additional data and documents. It appears that the investigation has expanded including to also now encompass cum/cum trading strategies in certain German equities. If the investigation involving Nomura Group entities and former individuals proceeds to trial, the individuals could face criminal sanctions and Nomura Group entities could face administrative sanctions such as administrative fines or profit confiscation orders.
In and after August 2022, Nomura Financial Advisory and Securities (India) Private Limited (“NFASI”) was served with seven commercial suits filed with the Bombay High Court, and one commercial suit filed with the City Civil Court of Mumbai, against NFASI and other parties. The lawsuits relate to the same equity disposal where the plaintiffs were eight of the sellers and NFASI acted as financial advisor to the sellers, and include allegations that NFASI failed to comply with its duties as financial advisor. The total claim amounts in the suits are approximately INR 5.2 billion in damages, plus interest.
In October 2024, NIP received a statement of claim from a Prosecutor of the Court of Auditors in Italy in relation to an advisory relationship NIP entered into with an Italian Regional counterparty in 2005. The claim alleges that NIP caused harm to the Italian Regional counterparty and as such civil damages of approximately EUR 122.8 million are payable.
In May 2025, the Company’s consolidated subsidiary Nomura Securities Co., Ltd., decided to carry out a thorough investigation and provide potential compensation, to a certain extent and depending on individual circumstances, to customers for their damages that occurred due to transactions such as the purchase and sale of securities and other financial instruments, conducted by third parties using clients’ assets through unauthorized access to securities accounts due to fraudulent activities, such as phishing.
A counterparty has asserted a claim against NIP and Nomura Singapore Limited (“NSL”) relating to derivative transactions entered into between the counterparty and either NIP or NSL between 2017 and 2023. The counterparty alleges that they were charged excess sums and suffered damages for breach of contract. To date, no legal proceedings have been issued in respect of the claim.
In addition to the matters described above, Nomura is also involved in other matters which can include ongoing lawsuits by counterparties or other third parties or formal and informal reviews, requests for information, audits, assessments and investigations by regulators, taxing authorities and other governmental agencies regarding certain business activities, which may include trading, financing, prime brokerage, market-making, advisory services, investment management services, and financial reporting matters, certain of which may result in adverse judgments, settlements, fines, penalties, injunctions or limitations on the ability to conduct certain business. These are not separately disclosed above on the basis that these are not currently considered significant.
Guarantees—
In the normal course of business, Nomura enters into various guarantee arrangements with counterparties in the form of standby letters of credit and other guarantees, which generally have a fixed expiration date.
In addition, Nomura enters into certain derivative contracts that meet the accounting definition of a guarantee, namely derivative contracts that contingently require a guarantor to make payment to a guaranteed party based on changes in an underlying that relate to an asset, liability or equity security held by a guaranteed party. Since Nomura does not track whether its clients enter into these derivative contracts for speculative or hedging purposes, Nomura includes relevant information about these derivative contracts that could meet the accounting definition of guarantees in the disclosure below.
For information about the maximum potential amount of future payments that Nomura could be required to make under these derivative contracts, the notional amount of contracts has been disclosed, except for certain derivative contracts, such as written interest rate caps and written currency options, the maximum potential payout amount cannot be estimated, as increases in interest or foreign exchange rates in the future could be theoretically unlimited.
The notional amounts do not represent anticipated losses from these derivatives contracts. As Nomura measures all derivative contracts at fair value, carrying value is considered the best indication of probability of payment and performance risks for these derivative contracts. Nomura may also reduce net exposures to certain of these contracts by entering into offsetting transactions or by entering into contracts that hedge the market risks related to these derivative contracts.
The following table presents information on Nomura’s derivative contracts that could meet the accounting definition of a guarantee and standby letters of credit and other guarantees.

	Millions of yen
	March 31
	2024		2025
	Carrying value	Maximum potential payout / Notional total	Carrying value	Maximum potential payout / Notional total
Derivative contracts (1)(2)	¥11,286,872	¥613,663,415	¥9,399,725	¥609,318,612
Standby letters of credit and other guarantees (3)	—	3,561,640	—	4,939,056

(1)	Credit derivatives are disclosed in Note 3 “ Derivative instruments and hedging activities ” and are excluded from above.
(2)	Derivative contracts primarily consist of equity, interest rate and foreign exchange contracts.
(3)
Primarily related to a certain sponsored repo program where Nomura guarantees to a third party clearing house in relation to its clients’ payment obligations. Our credit exposures under this guarantee is minimized by obtaining collateral from clients at amount approximately the maximum potential payout under the guarantee.

The following table presents maturity information on Nomura’s derivative contracts that could meet the accounting definition of a guarantee and standby letters of credit and other guarantees as of March 31, 2025.

	Millions of yen
	Carrying value	Maximum potential payout/Notional
		Total	Years to Maturity
			Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Derivative contracts	¥9,399,725	¥609,318,612	¥161,262,557	¥205,213,613	¥51,051,118	¥191,791,324
Standby letters of credit and other guarantees	—	4,939,056	4,889,013	39,594	10,426	23